SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2017

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	0-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Timberland Bancorp, Inc. (the "Company") and its financial institution subsidiary, Timberland Bank ("Bank"), announced that Director James C. Mason retired from the Boards of Directors of the Company and the Bank on March 28, 2017.

Mr. Mason has served as a director of the Company since 1997 and the Bank since 1993.  Mr. Mason served as a member of the Board of Directors' Budget Committee, Strategic Planning and Enterprise Risk Management Committee and Compensation Committee.  In connection with his announcement of his retirement, Mr. Mason did not cite any disagreement with the Company pertaining to the Company's operations, policies or practices.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1.              Press release of Timberland Bancorp, Inc. dated March 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: March 30, 2017	By: /s/Dean J. Brydon
Dean J. Brydon
Chief Financial Officer